Exhibit 99.1

November 2007  Positioned to Capitalize on Growth in 3G Market UBS Global Technology & Services Conference

This presentation contains statements relating to future results of InterDigital, Inc. (“InterDigital”), including certain projections and business trends that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the “safe harbor” created by those sections. Words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “drives,” “estimate,” “expect,” “goal,” “intend,” “opportunity,” “outlook,” “plan,” “potential,” “project,” “may,” “seek,” “should,” “target,” graphical timelines representing future events and variations of such words and similar expressions are intended to identify such forward-looking statements.  Also, this presentation contains forward-looking statements regarding InterDigital’s current beliefs, plans and expectations as to: (i) our strategy; (ii) our future growth potential in cash flow; (iii) future global mobile device sales and market opportunities; (iv) growth in our 3G patent licensing program; (v) our 2G/3G HSDPA/HSUPA modem ASIC development initiatives; (vi) the competitive advantages of our ASIC; and (vii) acquisitions and monetization of patent portfolios.  Actual results, and actual events that occur, may differ materially from those projected in any forward-looking statement as a result of certain risks and uncertainties.  These risks and uncertainties include, but are not limited to: (i) the market relevance of our technologies; (ii) changes in the needs, availability, pricing and features of competitive technologies and product offerings of strategic partners or consumers; (iii) unanticipated technical or resource difficulties or delays related to further development of our technologies and products; (iv) our ability to leverage or enter into new customer agreements, strategic relationships or acquire complimentary patent portfolios on acceptable terms; (v) our ability to enter into additional patent license agreements; (vi) changes in expenses related to our technology offerings and operations; (vii) potential difficulties in the production of our ASIC; (viii) whether we have the appropriate financial assets and/or cash flows; (ix) unfavorable outcomes in patent disputes and the expense of defending our intellectual property rights; (x) changes in the market share and sales performance of our primary licensees, and any delay in receipt of quarterly royalty reports from our licensees; and, (xi) changes or inaccuracies in market projections, as well as other risks and uncertainties, including those detailed from time to time in our Securities and Exchange Commission filings.  These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise any of them, whether as a result of new information, future events or otherwise.

Shaping the Future of Digital Wireless Technologies  (Gp:) Invent Wireless Technologies (Gp:) Contribute to Standards (Gp:) License Patents (Gp:) Develop Wireless Products  (Gp:) 35 Year Digital Cellular Technology Pioneer Thousands of patents worldwide Inventions used in every mobile device  (Gp:) Key Contributor to Standards 2G, 3G, and the future – 4G and beyond Wireless LAN & Mobility/Convergence  (Gp:) Provider of Complete 2G/3G Modem High performance baseband solution moving to silicon Synergy with patent licensing  (Gp:) Highly Successful Licensor Patents have generated over $1 billion in cash Licensing leading manufacturers

The Mobile Device Market Opportunity  Over 1.3 Billion Handsets Expected to Ship by 2012  70% to be 3G  Sixty Percent of 3G Handsets Expected to be HSxPA by 2012  Our Goal - Secure Cash Flow On Every 3G Mobile Device  Millions of units  Source: Strategy Analytics, July 2007
 2006 2007 2008 2009 2010 2011 2012 2G/2.5G 747 785 783 731 645 542 409 3G 251 338 428 546 660 797 946  2006 2007 2008 2009 2010 2011 2012 3G (CDMA) 160 170 188 201 204 208 211 3G (WCDMA) 89 143 174 159 170 161 147 3G (HSxPA) 3 24 67 185 287 429 588

Leading Brands License Our 3G Patents  All trademarks are the sole property of their respective owners.  30 - 35% of WCDMA and cdma2000® mobile devices licensed

Solid Financial Position Body: Strong Results for First Nine Months 2007 Net income of $22 million, or $0.44 per share Strong free cash flow* Expanding recurring royalties New $100 million stock repurchase program Positioned for Growth Limited exposure to 2G royalty roll-off Majority of revenue driven by high growth 3G market New or expanded license agreements:  Apple 3Q, RIM 4Q Significant opportunity to increase 3G licensing share High operating leverage  * InterDigital defines “free cash flow” as operating cash flow less purchases of property and equipment and investments in patents

Solid Balance Sheet  $ in Millions  $ in Millions  Returning Value to Shareholders & Investing in the Business  * InterDigital defines “free cash flow” as operating cash flow less purchases of property and equipment and investments in patents  2003 2004 2005 2006 9/07 Cash & Short-term Investments $105.90 $131.80 $105.71 $264.00 189.8  2003 2004 2005 2006 9 Mos. 2007 Share Repurchases $34.69  $17.06  $34.10  $260.50  165 Development Expense $45.90 $51.20 $63.10 $65.40  63.8

Leveraging Technology Portfolio to Build Value  2005  2006  2007  2008  2G/3G Modem IP  General Dynamics:  3G WCDMA modem  Baseband Chips   2G/3G Dual Mode baseband with HSDPA/HSUPA  Integration  IP Blocks  NXP (formerly Philips):  3G HSDPA ASIC design  Infineon:   WCDMA and HSDPA protocol stack  Enabling high-volume semiconductor suppliers with high-performance modem technology  Enabling data-centric specialty device manufacturers with high-performance baseband chips

2G 3G / Wireless Broadband  Basic Mobile Phones  Feature/Smart Phones  Data-Centric Devices  Projected Annual Mobile Device Shipments (M units)   Emerging data-centric segment exceed 400M units in 2012  Feature phones exceed 1B units and smart phones reach 250M units in 2012  Plays to our strengths in high- performance modem technology  Source: Strategy Analytics, July 2007  Optimized Solutions for Distinct Market Segments  2G/3G Modem IP  Baseband Chips   IP Blocks

Key InterDigital Takeaways Body: Leading Developer of Digital Wireless Technology Consistent track record of successful innovation and licensing programs with top tier OEMs Influential member of multiple standards bodies Large, diversified, and high value patent portfolio: 3,000+ patents and 9,000 applications in process Strong 3G patent portfolio and established licensing programs; current 3G licensee base represents 30 - 35% of the 3G market Multiple Opportunities to Drive Growth 3G royalties under existing licenses and royalties from new licenses Significant operating leverage in the financial model Product initiative a substantial longer-term growth opportunity Selective acquisition and investment opportunities

3G Revenue Growth Potential $950 $700 $475 $240 $1.00 $1,425 $1,050 $700 $350 $1.50 $1,900 $1,425 $950 $475 $2.00 Potential Annual Revenue per 3G device in 2012 ($ millions) 25% 50% 75% 100% Patent position drives market penetration Product drives value per device Today we derive cash flow on 30 - 35% of 3G mobile devices sold